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                                AMENDMENT NO. 1
                                       to
           AMENDED AND RESTATED CREDIT AGREEMENT AND OTHER AGREEMENTS

     This Amendment No. 1 to Amended and Restated Credit Agreement and Other Agreements ("Amendment No. 1"), is made by and among JOSEPH M. LOBOZZO II, an individual having an office at 690 Portland Avenue, Rochester, New York 14621 (the "Lender" or "Lobozzo"), DELTA COMPUTEC INC., a New York corporation having its principal place of business located at 900 Huyler Street, Teterboro, New Jersey 07608 ("DCI"), and DELTA DATA NET, INC., a New York corporation having its principal place of business located at 900 Huyler Street, Teterboro, New Jersey 07608 ("DDI"). DCI and DDI are referred to collectively as the Borrower.

                               W I T N E S S E T H

     A. WHEREAS, the Borrower and the Lobozzo entered into a certain letter agreement dated May 1, 1995 (the "1995 Letter Agreement"), pursuant to which Lobozzo loaned to Borrower $400,000 as part of Lobozzo's commitment (the "Lobozzo Commitment", as defined in the 1995 Letter Agreement) to fund a portion of an overadvance facility (the "Overadvance Facility", as defined in the 1995 Letter Agreement) which was entered into, also as of May 1, 1995, between the Borrower and the Borrower's then commercial lender, National Canada Finance Corp. ("NCFC"); and

     B. WHEREAS, the annual interest rate which NCFC charged to the Borrower with regard to the Overadvance Facility was, as of May 1, 1995, two and one half percent (2 and 1/2%) over the prime rate of NCFC, with the annual interest rate on the Overadvance Facility increasing to the annual interest rate of four and one-half percent (4 and 1/2%) over the prime rate of NCFC in the event of maturity, by acceleration or otherwise, of the Overadvance Facility; and

     C. WHEREAS, as of October 27, 1995, by a certain amendment No. 5 to the then existing credit agreement between the Borrower and NCFC (such credit agreement, and all amendments thereto, collectively the "NCFC Agreement"), the annual interest rate on the Overadvance Facility was increased to three percent (3%) over the prime rate of NCFC, with the annual interest rate on the Overadvance Facility increasing to five percent (5%) over the prime rate of NCFC in the event of maturity, by acceleration or otherwise, of the Overadvance Facility; and

     D. WHEREAS, pursuant to the 1995 Letter Agreement, the Borrower agreed to pay to Lobozzo interest on the outstanding amount of the Lobozzo Commitment at the same rate of interest paid to NCFC pursuant to the NCFC Agreement; and

     E. WHEREAS, the Borrower and the Lender desire to reduce the amount of interest payable by the Borrower with regard to the Lobozzo Commitment, such reduction to be effective as of October

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10, 1996, the date of the Amended and Restated Credit Agreement (the "October
1996 Credit Agreement"); and

         F. WHEREAS, in addition to the Lobozzo Commitment, between July 25, 1996, and October 9, 1996, Lobozzo also made certain additional loan advances (the "Additional Advances") to the Borrower in the aggregate amount of $633,600, which Additional Advances were acknowledged by a series of documents executed contemporaneously with the Additional Advances (the "Additional Advance Documents"); and

     G. WHEREAS, with regard to the Additional Advances, Lobozzo also charged the Borrower the annual interest rate which NCFC charged to the Borrowers with regard to the Overadvance Facility as set forth in WHEREAS paragraphs B and C, above; and

     H. WHEREAS, the Borrower agreed to pay to Lobozzo interest on the outstanding amount of the Additional Advances at the same rate of interest paid to NCFC pursuant to the NCFC Agreement; and

     I. WHEREAS, the Borrower and the Lobozzo desire to reduce the amount of interest payable by the Borrower with regard to the Additional Advances, such reduction to be effective as of October 10, 1996, the date of the October 1996 Credit Agreement; and

     J. WHEREAS, the Borrower and the Lender entered into the October 1996 Credit Agreement as of October 10, 1996; and

     K. WHEREAS, the Borrower and the Lender desire to amend the October 1996 Credit Agreement to provide for an increased Borrowing Base relative to the Loans (as those terms are defined in the October 1996 Credit Agreement) which may exist from time to time from Lender to Borrower.

     NOW, THEREFORE, it is agreed as follows:

     1. Incorporation of Recitals. The recitals set forth in the WHEREAS paragraphs of this Amendment No. 1 are intended to be, and are, incorporated into this Amendment No. 1 as a part hereof.

     2. Amendment to 1995 Letter Agreement. (a) The parties hereto agree that, from and after October 10, 1996, paragraph 6 of the 1995 Letter Agreement be, and it hereby is, amended to decrease the rate of interest applicable to the Lobozzo Commitment from the same rate of interest paid to NCFC pursuant to the NCFC Agreement to the same interest rate as is charged to the Borrowers under the October 1996 Credit Agreement.

          (b) The first sentence of paragraph 6 of the 1995 Letter Agreement is hereby deleted in its entirety and the following sentences are hereby substituted in its place and stead:

          "Until the maturity date of the Lobozzo Commitment, whether by acceleration or otherwise, the Borrower agrees

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          to pay interest on the outstanding principal balance of the Lobozzo
          Commitment at the rate of one and three quarters of one percent (1 3/4%) per annum above the highest prime rate published from time to time in the "Money Rates" column of the Wall Street Journal or any successor to such publication ("Prime Rate") as it may change from time to time based upon a 360-day year for the actual number of days the Lobozzo Commitment is outstanding which may result in a higher effective annual rate. After maturity, whether by acceleration or otherwise, the Borrower agrees to pay interest on the outstanding principal balance of the Lobozzo Commitment at a rate equal to three and three quarters percent (3 3/4%) per annum above the Prime Rate."

          (c) Except as amended by this Amendment No. 1, the terms and conditions of the 1995 Letter Agreement insofar as they relate to the Lobozzo Commitment are hereby reaffirmed in their entirety.

     3. Amendment to Additional Advance Documents. (a) The parties hereto agree that, from and after October 10, 1996, each document representing any of the Additional Advances be, and they hereby are, amended to decrease the rate of interest applicable to the Lobozzo Commitment from the same rate of interest paid to NCFC pursuant to the NCFC Agreement to the same interest rate as is charged to the Borrower under the October 1996 Credit Agreement.

          (b) The portions of any and all Additional Advance Documents relating to the payment of interest by the Borrowers on the Additional Advances are hereby deleted in their entirety and the following sentences are hereby substituted, or, if necessary, added, in the place and stead of any reference to interest payable by the Borrower in the Additional Advance Documents:

          "Until the maturity date of the Advance represented by this document (the "Advance"), whether by acceleration or otherwise, the Borrower agrees to pay interest on the outstanding principal balance of the Advance at the rate of one and three quarters of one percent (1 3/4%) per annum above the highest prime rate published from time to time in the "Money Rates" column of the Wall Street Journal or any successor to such publication ("Prime Rate") as it may change from time to time based upon a 360-day year for the actual number of days the Advance is outstanding which may result in a higher effective annual rate. After maturity, whether by acceleration or otherwise, the Borrower agrees to pay interest on the outstanding principal balance of the Advance at a rate equal to three and three quarters percent (3 3/4%) per annum above the Prime Rate."

          (c) Except as amended by this Amendment No. 1, the terms and conditions of the Additional Advance Documents are hereby reaffirmed in their entirety.

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     4. Amendment to October 1996 Credit Agreement. (a) The parties hereto agree that, from and after November 18, 1996, paragraph 2.1 of the October 1996 Credit Agreement be, and it hereby is, amended to add to the Borrowing Base any positive check balance shown by the internal records of the Borrower in the operating account maintained by the Borrower at Manufacturers & Traders Trust Company, and any checks or instruments of payment in the hands of either the Borrower or NCFC and in transit for deposit to the Borrower's Manufacturers & Traders Trust Company operating account.

          (b) Paragraph 2.1 of the October 1996 Credit Agreement is hereby revised by deleting the period (".") after the words "SAI/Delta's Eligible Receivables" and by adding the following words thereafter:

          ", together with one hundred percent of any positive check book balance shown by the internal records of the Borrower relative to the Borrower's operating account maintained by the Borrower at Manufacturers & Traders Trust Company, and any checks or instruments of payment in the hands of either the Borrower or NCFC and in transit for deposit to the Borrower's Manufacturers & Traders Trust Company operating account."

          (c) Lender hereby waives any non-compliance which may have existed with regard to the Borrowing Base for the period between October 10, 1996, and the date of this Amendment No. 1.

          (d) Except as amended by this Amendment No. 1, the terms and conditions of the October 1996 Credit Agreement are hereby reaffirmed in their entirety.

     IN WITNESS WHEREOF, the parties have caused this Amendment No. 1 to be duly executed and delivered by the proper and duly authorized officers as of the date first above written.

                                       /s/ Joseph M. Lobozzo II
                                       Joseph M. Lobozzo II

                                       DELTA COMPUTEC INC.

                                       By: /s/ John DeVito
                                           John DeVito, President

                                       DELTA DATA NET, INC.

                                       By: /s/ John DeVito
                                           John DeVito, President

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